                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               ___________

                                FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2000

_______________________________________________________________________________

                    TOOTSIE ROLL INDUSTRIES, INC.
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

_______________________________________________________________________________


         VIRGINIA                         1-1361                22-1318955
-------------------------------  ------------------------  -------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)



           7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS   60629
           -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

                               (773) 838-3400
             --------------------------------------------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 5.  OTHER EVENTS.

On April 18, 2000, Tootsie Roll Industries, Inc. ("Tootsie Roll") announced that it entered into an agreement to purchase the assets of Andes Candies, Inc. from Brach's Confections Inc. (the "Transaction"). The agreement is subject to certain customary conditions, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Tootsie Roll expects the Transaction to close in the second quarter of 2000. Tootsie Roll hereby incorporates by reference the press release, dated April 18, 2000, announcing the Transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                 99      Press Release, dated April 18, 2000, issued by Tootsie
                         Roll announcing the Transaction.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOOTSIE ROLL INDUSTRIES, INC.

Date:  April 20, 2000
                                             By: /s/ Ellen R. Gordon
                                                 -------------------------
                                                 Ellen R. Gordon
                                                 President

                                EXHIBIT INDEX

Exhibits
--------
   99      Press Release, dated April 18, 2000, issued by Tootsie Roll announcing the Transaction.